UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2025

EMCORE CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	001-36632	22-2746503
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Clark Drive Budd Lake, New Jersey	07828
(Address of principal executive offices)	(Zip Code)

(626) 293-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	EMKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously disclosed, on November 7, 2024, EMCORE Corporation, a New Jersey corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Velocity One Holdings, LP, a Delaware limited partnership (“Parent”), Aerosphere Power Inc., a New Jersey corporation that, at the effective time of the Merger (as defined below) will be an indirect wholly owned subsidiary of Parent (“Parent Group Member”), and Velocity Merger Sub, Inc., a New Jersey corporation that, at the effective time of the Merger will be an indirect wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger and becoming an indirect wholly owned subsidiary of Parent (the “Proposed Transaction”).

On February 27, 2025, at a special meeting of the shareholders of the Company (the “Special Meeting”), the shareholders voted on a series of proposals in connection with the Proposed Transaction, which were previously disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on January 24, 2025, as supplemented on February 14, 2025. As of the close of business on the record date of January 10, 2025, there were a total of 9,080,833 shares of the Company’s common stock, no par value (the “Common Stock”), issued and outstanding and entitled to vote at the Special Meeting. There were 5,652,083 shares of Common Stock represented at the Special Meeting in person (virtually) or by properly executed proxy, or approximately 62.24% of the shares issued and outstanding and entitled to vote at the Special Meeting, representing a quorum.

The Company’s shareholders voted on the following proposals at the Special Meeting:

(1)	Proposal 1 – Approval of the Merger Agreement – a proposal to approve the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger:

For	Against	Abstain	Broker Non-Votes
4,930,783	719,386	1,914	N/A

This proposal was approved by the requisite vote of the Company’s shareholders at the Special Meeting.

(2)	Proposal 2 – The Compensation Proposal – a proposal to approve, on an advisory (non-binding) basis, the “golden parachute” compensation that will or may be paid or become payable to the Company’s named executive officers that is based on or otherwise related to the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger:

For	Against	Abstain	Broker Non-Votes
4,697,204	865,908	88,971	N/A

This proposal was approved by the requisite vote of the Company’s shareholders at the Special Meeting.

(3)	Proposal 3 – The Adjournment Proposal – a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes to approve Proposal 1 at the time of the Special Meeting.

For	Against	Abstain	Broker Non-Votes
5,212,803	426,260	13,020	N/A

Completion of the Proposed Transaction remains subject to the satisfaction or waiver of the closing conditions specified in the Merger Agreement. Assuming the timely satisfaction of such closing conditions, the Proposed Transaction is expected to close on or around February 28, 2025.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Exchange Act related to the Company and the Proposed Transaction. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve risks and uncertainties that could significantly affect the financial or operating results of the Company. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “can,” “could,” “estimate,” “expect,” “forecast,” “foresee,” “intend,” “may,” “plan,” “project,” “should,” “target,” “will,” and “would” and the negative of these terms or other similar expressions. Forward-looking statements in this Current Report on Form 8-K include, among other things, statements about the expected timing of the completion of the Proposed Transaction and the ability of the parties to consummate the Proposed Transaction; and statements about the potential benefits of the Proposed Transaction, including future plans, objectives, expectations, and intentions. These forward-looking statements involve substantial risks and uncertainties that could cause actual results, including the actual results of the Company to differ materially from those expressed or implied by such statements. These risks and uncertainties include, among other things, risks related to the possibility that the conditions to the consummation of the Proposed Transaction will not for any reason be satisfied in the anticipated timeframe or at all; risks related to the ability to realize the anticipated benefits of the Proposed Transaction; the ability to retain and hire key personnel; negative effects of the announcement or failure to consummate the Proposed Transaction on the market price of the capital stock of the Company and on the Company’s operating results, including that the Company’s stock price may decline significantly if the Proposed Transaction is not consummated; the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, which in certain circumstances may require the Company to pay a termination fee; significant transaction costs, fees, expenses and charges; operating costs, customer loss, and business disruption (including, without limitation, difficulties in maintaining employee, customer, or other business, contractual, or operational relationships following the Proposed Transaction announcement or closing of the Proposed Transaction and the diversion of the attention of the Company management from its ongoing business); failure to consummate or delay in consummating the Proposed Transaction for any reason; risks related to the Company’s ability to manage existing cash resources for operations and continue as a going concern; risks and uncertainties related to sales of the Company’s businesses, assets, and product lines, and unanticipated adverse effects or liabilities from such divestitures; risks related to restructuring activities, including any resulting disruptions to the Company’s operations, and costs and expenses incurred, and resulting operational cost savings arising, in connection therewith; the Company’s ability to remediate the material weakness in its internal controls over financial reporting and its identification of any other material weakness that may adversely affect the accuracy and timing of the Company’s financial reporting; the rapidly evolving markets for the Company’s products and uncertainty regarding the development of these markets; dependence on customers or other third parties; difficulties in commercializing new products, including delays and the failure of new products to perform as expected, to be manufactured at acceptable volumes, yields, and cost, to be qualified and accepted by the Company’s customers, and to successfully compete with products offered by competitors; uncertainties concerning the availability and cost of commodity materials and externally-made specialized product components; actions by competitors; risks and uncertainties related to laws, regulations, and legal proceedings, including litigation matters relating to the Proposed Transaction or otherwise impacting the Company generally, including the nature, cost, and outcome of any litigation and other legal proceedings related to the Proposed Transaction that may be instituted against the parties and others following the announcement of the Proposed Transaction; acquisition-related risks; risks related to the conversion of order backlog into product revenue and the timing thereof; risks related to the financing of the Proposed Transaction; economic changes in global markets, such as inflation and interest rates, and recession; government policies (including policy changes affecting the technology and aerospace and defense industries, taxation, trade, tariffs, immigration, customs, and border actions) and other external factors that the Company cannot control; risks related to intellectual property, privacy matters, and cyber security (including losses and other consequences from failures, breaches, attacks, or disclosures involving information technology infrastructure and data); other business effects (including the effects of industry, market, economic, political, or regulatory conditions); and other risks and uncertainties, including, but not limited to, those described in the Company’s Annual Report on Form 10-K on file with the SEC and from time to time in other filed reports including the Company’s Quarterly Reports on Form 10-Q.

A further description of risks and uncertainties relating to the Company can be found in its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov.

There can be no assurance that the Proposed Transaction will in fact be consummated. If the Proposed Transaction is consummated, the Company’s shareholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. The Company cautions investors not to unduly rely on any forward-looking statements, which speak only as of the date thereof. The Company does not intend to update or revise any forward-looking statements as the result of new information or future events or developments, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION

Date: February 27, 2025	By:	/s/ Tom Minichiello
	Name:	Tom Minichiello
	Title:	Chief Financial Officer

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